                                  EXHIBIT 99.3

                    Assignment of Leasehold premises known as

                   Unit 1, Heapham Road, Gainsborough, between

                     Printpak Europe (St Helens) Limited and

                         EPL Flexible Packaging Limited
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                               Dated 4th July 1996

                    (1) PRINTPACK EUROPE (ST HELEN'S) LIMITED

                    (2) EPL FLEXIBLE PACKAGING LIMITED



                                   ASSIGNMENT
                                       OF
                           LEASEHOLD PREMISES KNOWN AS
                        UNIT 1 HEAPHAM ROAD GAINSBOROUGH



                                   DENTON HALL

                               FIVE CHANCERY LANE
                                 CLIFFORD'S INN
                                 LONDON EC4A IBU

                    TELEPHONE 0171 242 1212 FAX 0171 404 0087

                       MEMBER OF THE DENTON INTERNATIONAL
                               GROUP OF LAW FIRMS
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                                                                    DENTON HALL

THIS ASSIGNMENT is made the 4th day of July 1996

BETWEEN:

(1) PRINTPACK EUROPE (ST HELEN'S) LIMITED (the "ASSIGNOR") registered in England under number 314747 whose registered office is at Bridge Hall Mills Bridge Hall Lane Bury Lancashire BL9 7PA; and

(2) EPL FLEXIBLE PACKAGING LIMITED (formerly known as Burginhall 894 Limited) (the "ASSIGNEE") registered in England under number 3191165 whose registered office is at 32 Broadstone, Road Harpenden Herts AL5 IRG

WHEREAS:

(A) By two leases (the "LEASE") the date and details of which are set out in the First Schedule ALL THOSE premises (the "PROPERTY") described in the Second Schedule were respectively demised for the term (the "TERM") at the rent and upon the terms therein mentioned

(B) The Property is vested in the Assignor for all the residue now unexpired of the Term subject to the payment of the rent reserved by the Leases and the covenants and conditions therein contained

(C) The Assignor has agreed with the Assignee to assign the Leases to the Assignee for the residue of the Term at the price of 1 pound sterling

NOW THIS DEED WITNESSETH as follows:

1. In pursuance of the said agreement and in consideration of the said sum of ONE POUND (1 pound sterling) now paid by the Assignee to the Assignor (the receipt whereof the Assignor hereby acknowledges) and of the covenant on the part of the Assignee hereinafter contained the Assignor hereby assigns with full title guarantee the Leases unto the Assignee together with the rights granted and subject to the rights excepted and reserved therein TO HOLD the same unto the Assignee for all the residue now unexpired of the Term subject to the payment of the rent and performance and observance of the tenant's covenants and the conditions in the Leases

2. The Assignee hereby covenants with the Assignor by way of indemnity only that the Assignee or the persons deriving title under it will henceforth during the continuance of the Term pay the rent reserved by and perform and observe the covenants on the tenant's part contained in the Leases and will at all times hereafter keep the Assignor indemnified against all proceedings costs claims and expenses whatsoever in respect of any breach thereof

3. The provisions of this Assignment (other than those contained in this Clause) shall not have any effect until this document has been dated

IN WITNESS whereof this Deed has been duly executed

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                                                                    DENTON HALL

                               THE FIRST SCHEDULE
                              DETAILS OF THE LEASES

DATE                     PARTIES                                        TERM
16th January 1981        English Industrial Estates Corporation (1)     24 years from 27th October 1980
                         Pakcel Converters Limited (2)
                         British Sidac Limited (3)

28th September 1988      English Industrial Estates Corporation (1)     From 16th June 1988 to
                         Pakcel Limited (2)                             26th October 2004
                         British Rayophane plc (3)

                                        2.
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                                                                    DENTON HALL


                               THE SECOND SCHEDULE
                                  THE PROPERTY


Factory and land being site No BT614/1 on the Gainsborough Estate in the County of Lincoln as more particular described in the Leases



                                       3.

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EXECUTED as a DEED by             )  Signed by
PRINTPACK EUROPE (ST HELEN'S)     )
LIMITED                           )
in the presence of:               )  /s/

                        Director

                        Secretary

EXECUTED as a DEED by the said    )  Signed by
EPL FLEXIBLE PACKAGING            )
LIMITED in the presence of:       )  /s/



                        Director

                        Secretary



                                       4.